UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2015

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 18, 2015, the Compensation Committee of the Board of Directors (the “Committee”) of Red Hat, Inc. (the “Company”):

•	approved the annual base salaries of the Company’s principal executive officer, principal financial officer and other named executive officers (collectively, the “Executive Officers”), to be effective as of June 1, 2015;

•	established the target award amounts for the Company’s fiscal year ending February 29, 2016 (“FY2016”) for the Executive Officers under the Company’s Executive Variable Compensation Plan (“EVCP”);

•	established the financial performance objectives that will be used to determine the cash award amounts for the Executive Officers for FY2016 under the EVCP;

•	approved the performance objectives for use with grants of performance share units (“PSUs”) in FY2016 with payouts based on the Company’s revenue and operating income (the “Operating PSUs”);

•	approved the performance objective for use with grants of PSUs in FY2016 with payouts based on the total shareholder return (“TSR”) provided by the Company’s common stock (the “TSR PSUs”);

•	approved the use of the peer group (the “Peer Group”) to be used for measuring performance for PSUs to be awarded in FY2016; and

•	established the performance objective to be included in the form of award agreement to be used for grants of Restricted Stock Awards (“RSAs”) in FY2016.

Executive Base Salaries

The annual base salaries for the Executive Officers are set forth on Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

FY2016 Target Award Amounts under the EVCP

The target award amounts under the EVCP for FY2016 for the Executive Officers are set forth on Exhibit 99.1 to this Form 8-K. For a discussion of the EVCP, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2007 (the “May 2007 Form 8-K”).

FY2016 Performance Objectives under the EVCP

The financial performance objectives for FY2016 under the EVCP are (a) a specified dollar amount of total revenues, (b) a specified dollar amount of cash flow from operations plus excess tax benefits from share-based payment arrangements and (c) a specified percentage of operating margin, excluding the impact of expense related to share-based payment arrangements and the amortization of intangible assets. The cash flow from operations and operating margin performance objectives are considered non-GAAP financial measures.

The revenue and operating margin performance objectives are based on a Euro/U.S. dollar exchange rate of 1.00 Euro: U.S.$1.08 and a yen/ U.S. dollar exchange rate of 121 yen: U.S.$1.00, and these objectives are subject to adjustment if actual exchange rates for these currencies differ from these assumed rates by 2% or more. Additionally, the following items shall be excluded in determining whether any financial performance objective has been satisfied for FY2016: the impact of acquisitions and divestitures approved by the Board of Directors, goodwill write-offs, restructuring charges, litigation and insurance settlement charges, the impact of discontinued operations and the cumulative effect of changes in tax laws or accounting procedures. The Committee has reserved the right to exercise negative discretion to limit or forego any of these exclusions and may adjust any financial performance objective for FY2016 in its discretion as permitted by Section VIII of the EVCP. For a discussion of the EVCP, see the May 2007 Form 8-K.

The Committee determined that 75% of a participant’s target award amount will be based upon the financial performance objectives discussed above, and 25% of a participant’s target award amount will be based on individual performance objectives or the achievement of individual goals, which may be objectively or subjectively determined (the “Individual Objectives”). Individual Objectives relate to strategy development, planning and/or implementation, corporate initiatives, retention of key employees, executive development, operational improvements and succession planning. The Committee determined that each of the financial performance objectives discussed above will be weighted equally in calculating the financial component of the award, and, with respect to each financial metric and the Individual Objectives metric, payments range from 0 – 50% per metric. The target award amounts approved by the Committee for the Executive Officers are set forth on Exhibit 99.1 of this Form 8-K.

Operating PSUs

The Committee approved the performance objectives to be used with, and authorized the grant to each Executive Officer of, an Operating PSU award. Each Operating PSU represents the right to receive in the future one share of the Company’s common stock, or at the Company’s election, the value of such share, according to a formula specified in, and subject to the terms and conditions of, the form of Operating PSU agreement (the “Operating PSU Agreement”) filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2013 (the “May 2013 Form 8-K”). The summary of the terms of the Operating PSU Agreement in the May 2013 Form 8-K is incorporated by reference herein.

TSR PSUs

The Committee approved the performance objective to be used with, and authorized the grant to each Executive Officer of, a TSR PSU award. Each TSR PSU represents the right to receive in the future one share of the Company’s common stock, or at the Company’s election, the value of such share, according to a formula specified in, and subject to the terms and conditions of, the form of TSR PSU agreement (the “TSR PSU Agreement”) filed as Exhibit 99.3 to the May 2013 Form 8-K. The summary of the terms of the TSR PSU Agreement in the May 2013 Form 8-K is incorporated by reference herein.

Peer Group

The Peer Group approved by the Committee to be used to measure performance for each of the Operating PSU and the TSR PSU awards in FY2016 is set forth on Exhibit 99.2 to this Form 8-K.

RSAs

The Committee authorized the grant to each Executive Officer of a RSA award, subject to the terms and conditions of the form of RSA Agreement (the “RSA Agreement”) filed as Exhibit 99.5 to the May 2013 Form 8-K. An executive’s right to receive the shares subject to a RSA award is subject to achievement of a specified dollar amount of revenues established by the Committee as the performance objective for FY2016 under the Company’s 2011 Performance Compensation Plan (the “RSA Performance Goal”). If the Company fails to achieve the RSA Performance Goal for FY2016, then all shares of restricted stock subject to the award are forfeited. If the Company achieves the Performance Goal for FY2016, 25% of the restricted stock vests on July 18, 2016, and the remainder vests ratably on a quarterly basis over the course of the subsequent three–year period, provided that the executive’s Business Relationship with Red Hat has not ceased.

Capitalized terms not defined in this summary are defined in the form of RSA award agreement filed as Exhibit 99.5 to the May 2013 Form 8-K. The foregoing description of the terms of the RSA Agreement does not purport to be complete and is qualified in its entirety by the provisions of the form of RSA Agreement filed as Exhibit 99.5 to the May 2013 Form 8-K and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2015	RED HAT, INC.

		By:	/s/ R. Brandon Asbill

		Name:	R. Brandon Asbill

		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Executive Base Salaries and Target Award Amounts under Red Hat, Inc.’s Executive Variable Compensation Plan for the Fiscal Year Ending February 29, 2016

99.2	Peer Group for PSUs Granted in FY2016